                           Scotia Pacific Company LLC
                      Timber Collateralized Notes due 2028

                         MONTHLY NOTEHOLDER CERTIFICATE

Terms used but not defined herein have the meanings set forth in the Indenture governing the Timber Notes. This Monthly Noteholder Certificate is delivered pursuant to Section 4.6 of the Indenture.

I.       The following summarizes the Collection Account Disbursement on
         November 20, 2001 pursuant to the Indenture:

                                                                                  Total
                                                                        ------------------------
A.       PAYMENT OF EXPENSES
1.       Amount Transferred to Expense Reserve                                     $6,360,370.00
2.       Payment of Trustee's, Collateral Agent's and
         Liquidity Providers' Expenses                                                     $0.00
B.       LINE OF CREDIT OR LIQUIDITY ACCOUNT
3.       Payment of interest and principal on Advances
         under Line of Credit Agreement                                                    $0.00
4.       Transfer from Liquidity Account to Collection
         Account                                                                           $0.00
5.       Required Liquidity Amount as of close of business
         on November 20, 2001                                                     $60,896,854.66
6.       Amount on deposit in the Liquidity Account as of
         close of business on November 20, 2001                                            $0.00
7.       Amount available under Line of Credit Agreement
         as of close of business on November 20, 2001                             $60,896,854.66
8.       Amount of outstanding Advances under Line of Credit
         Agreement as of close of business on November 20, 2001                           ($0.00)

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                                                                                  Total
                                                                        ------------------------
C.       TRANSFERS TO PAYMENT ACCOUNT, LIQUIDITY ACCOUNT
         OR EXPENSE RESERVE
9.       Transfer to Payment Account Re: Monthly Deposit
         Amount 1                                                                          $0.00
10.      Targeted Monthly Deposit Amount multiplied by
         Reinvestment Factor less, to the extent applicable,
         the Premium Provision Refundable Amount                                           $0.00
11.      Shortfall, if any, in the Monthly Deposit Amount
         (No. (10) - (9) )                                                                 $0.00
12.      Transfer to Payment Account Re: Payments of interest
         and principal under Line of Credit Agreement following
         a Termination Advance 1                                                           $0.00
13.      Transfer to Liquidity Account (following a Termination
         Advance under Line of Credit Agreement)                                           $0.00
14.      Transfer to Payment Account Re: Premium Provision 1                               $0.00
15.      Additional transfer to Expense Reserve                                            $0.00
16.      Transfer to Payment Account re: excess of Base Monthly
         Deposit Amount over Targeted Monthly Deposit Amount                       $6,539,608.41
17.      Additional Transfers to Payment Account 2                                         $0.00
D.       ADDITIONAL PAYMENTS TO LIQUIDITY PROVIDERS
18.      Payments of Additional Liquidity Provider Fees and/or
         Supplemental Liquidity Provider Interest to Liquidity
         Providers                                                                         $0.00

------------------------------------

1        Amounts in Nos. (9), (12), (14) and (16) are
         the lesser of the amount computed pursuant to the
         relevant formula or agreement and available cash.
         In the case of No. (9), any shortfall is set forth
         in No. (11). In the case of Nos. (12), (14), and
         (16) the amount of the shortfall was $0.00, $0.00
         and $7,323,750.44, respectively.

2        Consists of voluntary transfer of $0.00.

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                                                                                  Total
                                                                        ------------------------
E.       SCHEDULED AMORTIZATION RESERVE ACCOUNT
19.      Transfer to Scheduled Amortization Reserve Account                                $0.00
20.      Required Scheduled Amortization Reserve Balance
         as of close of business on November 20, 2001                            $154,202,000.00
21.      Amount on deposit in the Scheduled Amortization
         Reserve Account as of close of business on
         November 20, 2001                                                       $154,572,250.10
22.      Amount available under Scheduled Amortization Line
         of Credit Agreement as of close of business on
         November 20, 2001                                                                 $0.00
23.      Amount of outstanding Scheduled Amortization Advances
         under Scheduled Line of Credit Agreement on
         November 20, 2001                                                                 $0.00
F.       TRANSFER TO ISSUER
24.      Release to Issuer                                                                 $0.00

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II.      Principal Balance of Timber Notes and Certain Additional Data With Respect to Amounts on
         Deposit in the Payment Account as of the close of business on the Monthly Deposit Date

                                                                                                  Per $1,000
                                                                                                  of original
                                                                                                   principal
                                                                          Total                     amount
                                                                 ----------------------     ----------------------
A.       PRINCIPAL BALANCE
1.       Principal Balance of Timber Notes
         Class A-1 Timber Notes                                         $120,323,723.00                    $748.75
         Class A-2 Timber Notes                                         $243,200,000.00                  $1,000.00
         Class A-3 Timber Notes                                         $463,348,000.00                  $1,000.00
                                                                 ----------------------     ----------------------
         Total Principal Balance of Timber Notes                        $826,871,723.00                        N/A
                                                                 ======================     ----------------------
2.       Principal Balance if Timber Notes were paid in
         accordance with Scheduled Amortization
         Class A-1 Timber Notes                                         $120,323,723.00                    $748.75
         Class A-2 Timber Notes                                         $243,200,000.00                  $1,000.00
         Class A-3 Timber Notes                                         $463,348,000.00                  $1,000.00
                                                                 ----------------------     ----------------------
         Total Principal Balance if Timber Notes were paid
         in accordance with Scheduled Amortization                      $826,871,723.00                        N/A
                                                                 ======================     ----------------------
3.       Amount of Amortization, if any, ahead of (or
         behind) Scheduled Amortization (No. (1) - (2), or
         (2) - (1) ) for each Class of Timber Notes
         Class A-1 Timber Notes                                                   $0.00                      $0.00
         Class A-2 Timber Notes                                                   $0.00                      $0.00
         Class A-3 Timber Notes                                                   $0.00                      $0.00
                                                                 ----------------------     ----------------------
         Total Amount of Amortization, if any, ahead of
         (or behind) Scheduled Amortization                                       $0.00                        N/A
                                                                 ======================     ----------------------
B.       CERTAIN ADDITIONAL DATA WITH RESPECT TO
         AMOUNTS ON DEPOSIT IN THE PAYMENT ACCOUNT

Investors should note that funds are applied from the
Payment Account at six month intervals, on each Note Payment
Date. The following data reflects certain information with
respect to amounts on deposit in the Payment Account as of
the close of business on the Monthly

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                                                                                                  Per $1,000
                                                                                                  of original
                                                                                                   principal
                                                                          Total                     amount
                                                                 ----------------------     ----------------------

Deposit Date to which this Monthly Noteholder Certificate
relates. Actual allocations of amounts in the Payment
Account to principal, interest and premium will be made only on the next Note Payment Date. Accordingly, the following
data does not necessarily represent, nor is it intended to
represent, the actual allocations to principal, interest and premium, or the actual amounts which will be paid, on the
next Note Payment Date.

INVESTORS SHOULD ALSO NOTE THAT THE FOLLOWING DATA IS NOT
INTENDED TO REFLECT, AND DOES NOT REFLECT, THE PRIORITY OF
PAYMENTS ON THE NEXT NOTE PAYMENT DATE. THE PRIORITY OF
PAYMENTS ON THE NEXT NOTE PAYMENT DATE IS EXPECTED TO BE AS
FOLLOWS:3 (I) INTEREST (EXCLUDING INTEREST ON PREMIUMS) ON
THE TIMBER NOTES, (II) MINIMUM PRINCIPAL AMORTIZATION AMOUNT
ON THE CLASS A-1 TIMBER NOTES, (III) DEPLETION AMORTIZATION
AMOUNT TO BE PAID ON THE CLASS A-1 TIMBER NOTES, (IV)
INTEREST ON PREMIUMS, (V) PREPAYMENT PREMIUMS AND/OR
DEFICIENCY PREMIUMS AND (VI) SCHEDULED AMORTIZATION AMOUNT
TO BE PAID ON THE CLASS A-1 TIMBER NOTES. TO THE EXTENT THAT
THE FUNDS AVAILABLE IN THE PAYMENT ACCOUNT ARE INSUFFICIENT
TO PAY IN FULL THE SCHEDULED AMORTIZATION AMOUNT ON THE NEXT
NOTE PAYMENT DATE, THE REMAINDER OF SUCH SCHEDULED
AMORTIZATION AMOUNT IS EXPECTED TO BE PAID FROM THE
SCHEDULED AMORTIZATION RESERVE ACCOUNT.

------------------------------------

3        If a Line of Credit Acceleration has occurred or an Acceleration Event under the Line of Credit exists on the Note Payment Date, all amounts owing to the Liquidity Providers (other than any Additional Liquidity
         Provider Fees and any Supplemental Liquidity Provider Interest) must be paid in full from the Payment Account before any other amounts may be paid from the Payment Account. In addition, if there has been a
         Termination Advance under a Line of Credit that has not been replaced, accrued interest and certain principal payments in respect of outstanding Advances under
(...continued)

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                                                                                                  Per $1,000
                                                                                                  of original
                                                                                                   principal
                                                                          Total                     amount
                                                                 ----------------------     ----------------------
4.       Payment Account Balance                                         $29,666,249.56                        N/A
5.       Accrued Interest (excluding interest on Premiums)
         to Monthly Deposit Date
         Class A-1 Timber Notes                                           $2,627,067.95                     $16.35
         Class A-2 Timber Notes                                           $5,763,840.00                     $23.70
         Class A-3 Timber Notes                                          $11,908,043.60                     $25.70
6.       Accrued Interest on Premium to Monthly Deposit
         Date
         Class A-1 Timber Notes                                                   $0.00                      $0.00
         Class A-2 Timber Notes                                                   $0.00                      $0.00
         Class A-3 Timber Notes                                                   $0.00                      $0.00
7.       Accrued Prepayment, Non-Registration and/or
         Deficiency Premiums to Monthly Deposit Date                              $0.00                        N/A
         The accrued Premiums, if any, consist of the
         following:
         Non-Registration Premiums:
         Class A-1 Timber Notes                                                   $0.00                      $0.00
         Class A-2 Timber Notes                                                   $0.00                      $0.00
         Class A-3 Timber Notes                                                   $0.00                      $0.00
8.       Amount Deposited to Payment Account since last                           $0.00                        N/A
         Note Payment Date in respect of Prepayment
         Premium Provision less any Prepayment Provision
         Refundable Amounts since last Note Payment Date

------------------------------------

3        the Line of Credit will be paid from the Payment Account. No circumstance currently exists which would require any payments to the
         Liquidity Providers from the Payment Account, and the Issuer does not believe that such circumstances will exist, on the next Note Payment
         Date. Accordingly, the following information under this Section B is prepared on the assumption that no such circumstance will exist on the next Note Payment Date.

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                                                                                                 Per $1,000
                                                                                                  of original
                                                                                                   principal
                                                                          Total                     amount
                                                                 ----------------------     ----------------------
9.       Excess of Payment Account Balance over total of
         amounts in Nos. (5) through (8) (or Deficiency)                  $9,367,298.01                        N/A
10.      Aggregate Minimum Principal Amortization
         Amount for next Note Payment Date                                        $0.00                        N/A
11.      Excess of Payment Account Balance over total of
         amounts in Nos. (5) through (8) and (10) (or
         Deficiency)                                                      $9,367,298.01                        N/A
12.      Aggregate Scheduled Amortization Amount
         expected to be paid on the next Note Payment Date
         from the Payment Account and/or the Scheduled
         Amortization Reserve Account                                    $13,448,332.00                        N/A

III.     Prevailing SBE Price Data for the Monthly Period preceding the
         Monthly Deposit Date

Old Growth Redwood                                     $   569 / Mbf
Young Growth Redwood                                   $   569 / Mbf
Old Growth Douglas Fir                                 $   269 / Mbf
Young Growth Douglas Fir                               $   269 / Mbf
Whitewoods                                             $   119 / Mbf

Note:    Assumes an average size-quality category of 2.0 and the following harvest method percentages: Cat - 35%; Short-span skyline - 55%;
         Long-span skyline - 5%; and Helicopter - 5%

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